EXHIBIT 4.2

TRUST AGREEMENT SUPPLEMENT, SERIES 2012-1

between

FIXED INCOME CLIENT SOLUTIONS LLC,
as Depositor

and

THE BANK OF NEW YORK MELLON,
as Trustee and Securities Intermediary

Relating to the
FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES,
SERIES 2012-1

Dated as of June 11, 2012

-i-

Exhibit A —	Identification of the Underlying Securities as of Closing Date
Exhibit B —	Terms of the Certificates as of Closing Date
Exhibit C —	Form of Certificates
Exhibit D —	Form of Call Warrant
Exhibit E —	Relevant Servicing Criteria – Servicing Criteria to be Addressed in Assessment of Compliance
Appendix A —	Accretion Schedule

-ii-

TRUST AGREEMENT SUPPLEMENT, SERIES 2012-1, dated as of June 11, 2012 (this “Series Supplement”), between FIXED INCOME CLIENT SOLUTIONS LLC, a Delaware limited liability company, as Depositor (the “Depositor”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee (in such capacity, the “Trustee”) and as securities intermediary.

PRELIMINARY STATEMENT

Pursuant to the Trust Agreement, dated as of June 11, 2012 (the “Base Trust Agreement” and, as supplemented pursuant to this Series Supplement, the “Agreement”), between the Depositor and the Trustee, such parties may at any time and from time to time enter into a series supplement supplemental to the Base Trust Agreement for the purpose of creating a trust.  Section 5.13 of the Base Trust Agreement provides that the Depositor may at any time and from time to time direct the Trustee to authenticate and deliver, on behalf of any such trust, a new Series of trust certificates.  Each trust certificate of such new Series of trust certificates will represent a fractional undivided beneficial interest in such trust.  Certain terms and conditions applicable to each such Series are to be set forth in the related series supplement to the Base Trust Agreement.

Pursuant to this Series Supplement, the Depositor and the Trustee shall create and establish a new trust to be known as FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1, and a new Series of trust certificates to be issued thereby, which certificates shall be known as the Trust Certificates, Series 2012-1, and the Depositor and the Trustee shall herein specify certain terms and conditions in respect thereof.  The Certificates shall be issued in multiple classes as specified in Section 5 hereof (the “Certificates”) in the form thereof set forth in Exhibit C.

Pursuant to the Purchase and Sale Agreement, the Seller has sold, assigned, conveyed and set-over to the Trustee on the date hereof, on behalf and for the benefit of the Trust, the Underlying Securities.  The Trust shall hold the Underlying Securities subject to call options created pursuant to the Warrant Agent Agreement with respect to the Underlying Securities (the “Call Warrants”).

On behalf of and pursuant to the authorizing resolutions of the Board of Directors of the Depositor, an authorized officer of the Depositor has authorized the execution, authentication and delivery of the Certificates, and has authorized the Base Trust Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Base Trust Agreement.

Section 1.     Certain Defined Terms.  (a) All terms used in this Series Supplement that are defined in the Base Trust Agreement, either directly or by reference therein, have the meanings assigned to such terms therein, except to the extent such terms are defined or modified in this Series Supplement or the context requires otherwise.  The Base Trust Agreement also contains rules as to usage which shall be applicable hereto.

(b)           Pursuant to Article I of the Base Trust Agreement, the meaning of certain defined terms used in the Base Trust Agreement shall, when applied to the trust certificates of a particular Series, be as defined in Article I but with such additional provisions and modifications as are specified in the related series supplement.  With respect to the Certificates, the following definitions shall apply:

“761 Election”:  761 Election shall have the meaning set forth in Section 26 of this Series Supplement.

“Acceleration”:  The acceleration of the maturity of the Underlying Securities after the occurrence of any default on the Underlying Securities other than a Payment Default.

“Accretion Amount”:  For each outstanding Certificate, as of any date of determination, the portion of the Face Amount accreted to such Certificate, as obtained by the Trustee and confirmed by the Depositor as of such date using the method described in the next sentence, at the rate shown on the applicable Accretion Schedule.  The Accretion Amount for any Certificate or Class of Certificates as of any Business Day during the interim periods between Underlying Security Payment Dates can be determined by calculating the Accretion Amount for the appropriate number of days during the interim period, using the rate shown on the applicable Accretion Schedule.

“Accretion Schedule”: For each Certificate and Class of Certificates, the schedule attached as Appendix A to this Series Supplement.

“Agreement”:  Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

“Allocation Percentage”:  For any Certificate or Class of Certificates as of any Business Day, the percentage equivalent, determined by the Depositor, of the quotient obtained by dividing (i) the Accretion Amount of such Certificate or Class of Certificates on such Business Day, by (ii) the aggregate Accretion Amounts of all outstanding Certificates on such Business Day.

“Allowable Expense Amount”:  For any Collection Period, the sum of (x) Extraordinary Trust Expenses for such Collection Period and (y) amounts in respect of Extraordinary Trust Expenses from preceding Collection Periods that have not been applied on the Distribution Date for such preceding Collection Period or not otherwise paid to the Trustee; provided, however, that “Allowable Expense Amounts” shall include only Extraordinary Trust Expenses that, in the aggregate for all Collection Periods, are in excess of $20,000 but are less than the maximum reimbursable amount of $100,000.

“Available Amounts”:  For any Distribution Date, amounts received by the Trust during the immediately preceding Collection Period, after distributions in respect of Ongoing Trust Expenses pursuant to Section 6(b) hereof, in respect of (i) interest on the Underlying Securities on the related Underlying Securities Payment Dates and all proceeds thereof, (ii) Carry-Forward Amounts, and all proceeds thereof, and (iii) principal of the Underlying Securities on the

Underlying Securities Maturity Date and all proceeds thereof.  “Available Amounts” will not include Available Warrant Proceeds.

“Available Warrant Proceeds”:  All amounts received by the Trust from any Warrantholder representing the Warrant Exercise Purchase Price in connection with an exercise of the Call Warrants.

“Base Trust Agreement”:  Base Trust Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

“Business Day”:  Any day other than a Saturday, Sunday or a day on which the New York Stock Exchange or banking institutions in New York, New York or Charlotte, North Carolina are authorized or obligated by law, executive order or governmental decree to be closed.

“Call Notice”:  A written notice in the form of Exhibit I to the Call Warrant.

“Call Warrant”:  Call Warrant shall have the meaning specified in the Preliminary Statement to this Series Supplement.

“Carry-Forward Amounts”:  Any amounts retained in the Certificate Account following application of Available Amounts pursuant to Section 10(a).

“Certificate Account”:  With respect to this Series, the Eligible Account, which shall be a securities account established and maintained by the Securities Intermediary in the Trustee’s name, to which the Underlying Securities and all payments made on or with respect to the related Underlying Securities shall be credited.

“Certificateholder” or “Holder”:  With respect to any Certificate, the Holder thereof.

“Certificates”:  Certificates shall have the meaning specified in the Preliminary Statement to this Series Supplement.

“Class”:  Any one of the classes of Certificates issued by the Trust.

“Class A-2013 Certificates”:  The separate Class of Certificates known as the Class A-2013 Zero Coupon Certificates having an aggregate Face Amount of $1,615,000 issued pursuant to this Agreement in the form set forth on Exhibit C, which are “Zero Coupon Certificates” as described in the Base Trust Agreement.

“Class A-2014 Certificates”:  The separate Class of Certificates known as the Class A-2014 Zero Coupon Certificates having an aggregate Face Amount of $1,661,000 issued pursuant to this Agreement in the form set forth on Exhibit C, which are “Zero Coupon Certificates” as described in the Base Trust Agreement.

“Class A-2015 Certificates”:  The separate Class of Certificates known as the Class A-2015 Zero Coupon Certificates having an aggregate Face Amount of $1,661,000 issued pursuant to this Agreement in the form set forth on Exhibit C, which are “Zero Coupon Certificates” as described in the Base Trust Agreement.

“Class A-2016 Certificates”:  The separate Class of Certificates known as the Class A-2016 Zero Coupon Certificates having an aggregate Face Amount of $1,661,000 issued pursuant to this Agreement in the form set forth on Exhibit C, which are “Zero Coupon Certificates” as described in the Base Trust Agreement.

“Class A-2017 Certificates”:  The separate Class of Certificates known as the Class A-2017 Zero Coupon Certificates having an aggregate Face Amount of $1,661,000 issued pursuant to this Agreement in the form set forth on Exhibit C, which are “Zero Coupon Certificates” as described in the Base Trust Agreement.

“Class A-2037 Certificates”:  The separate Class of Certificates known as the Class A-2037 Callable Step Up Certificates having an aggregate Face Amount of $25,250,000 issued pursuant to this Agreement in the form set forth on Exhibit C, which are “Fixed Rate Certificates” as described in the Base Trust Agreement.

“Class A-2037 Conversion Date”:  June 1, 2017.

“Class A-2037 Interest Payment”:  Each semi-annual installment of interest payable on the Class A-2037 Certificates in arrears on each Distribution Date in an amount equal to the product of (i) the Pass-Through Rate and (ii) the Stated Amount of the Class A-2037 Certificates, assuming a year of twelve 30-day months.

“Closing Date”:  June 11, 2012.

“Collection Period”:  For any Class of Certificates, the period from (but excluding) the Maturity Date of the Class of Certificates maturing immediately prior to such Class (or, in the case of the Class A-2012 Certificates, from and including the Closing Date), through and including the Maturity Date for such Class.

“Corporate Trust Office”:  The office of the Trustee located at 101 Barclay Street, Floor 7 West, New York, New York 10268, Attention: Corporate Trust Department, or such other corporate trust office as the Trustee shall designate in writing to the Depositor and the Certificateholders.

“Depositary”:  The Depository Trust Company.

“Depositor”:  The Depositor acting specifically with respect to the conveyance of the Underlying Securities under this Series Supplement.

“Distribution Date”:  Any Scheduled Distribution Date, the Final Scheduled Distribution Date or any Underlying Securities Default Distribution Date.

“Extraordinary Trust Expenses”:  All expenses, fees, costs and disbursements related to the Trust or incurred by the Trustee or its agents excluding the Trustee’s initial acceptance fees and any Ongoing Trust Expenses, expenses associated with scheduled Commission filings or any other filings and any indemnity claims against the Depositor.

“Face Amount”:  For any Certificate or Class of Certificates, the stated amount on the face of such Certificates and is solely for convenience in determining the basis on which distributions on the Certificates are calculated and determining the relative voting rights of Certificateholders for purposes of voting on a Class-by-Class basis or otherwise.  For the avoidance of doubt, except as described in this prospectus supplement with respect to the Class A-2037 Certificates, the Face Amount does not represent the right to receive any distributions allocable to principal.

“Final Maturity Date” or “Final Scheduled Distribution Date”:  December 1, 2037.

“Hired NRSRO”:  Standard & Poor’s Ratings Services, a Division of the McGraw Hill Companies, Inc. and any successor thereto.

“Hired NRSRO Monitoring Fee”:  The fee payable to the Hired NRSRO for monitoring the rating on the Certificates in an amount equal to (i) $7,500, payable on the Closing Date and (ii) an amount per year beginning in 2012, payable from the property of the Trust semi-annually in two equal installments on each Distribution Date as provided in Section 6 hereof, equal to the product of (x) the principal amount of Underlying Securities during the Collection Period ending on such Distribution Date and (y) the percentage equivalent of a fraction the numerator of which is 5,000 and the denominator of which is 25,250,000.

“Interest Collections”:  With respect to any Distribution Date, (a) all payments received by the Trustee, during the Collection Period ending on such Distribution Date, in respect of (i) interest on the Underlying Securities and (ii) penalties or other amounts required to be paid because of late payments on the Underlying Securities, and (b) any Carry-Forward Amounts in respect of prior Distribution Dates.

“Investment Company Act Event”:  At any time after the Closing Date, the Trust is required to register with the Commission under the Investment Company Act of 1940, as amended.  The Trustee will not be responsible for determining the occurrence of the foregoing.

“Maturity Date”:  With respect to any Class of Certificates, the Distribution Date on which (i) such Class of Certificates will mature and (ii) amounts are distributable to it, in each case as specified in Exhibit B hereto.

“Ongoing Trust Expenses”:  The obligations of the Trust, as issuer of the Certificates, in respect of the Trustee Fee and the Hired NRSRO Monitoring Fee.

“Outstanding Amount”:  With respect to the Certificates on any date of determination, the Stated Amount of any such Certificates outstanding on such date.

“Pass-Through Rate”:  For the Class A-2037 Certificates, the Fixed Pass Through Rate specified in Exhibit B hereto.  The Zero Coupon Certificates will not have a pass-through rate.

“Payment Default”:  A default by the Underlying Securities Issuer in the payment of any amount due on the Underlying Securities after the same becomes due and payable (and the expiration of any applicable grace period on the Underlying Securities).  For the avoidance of doubt, there is no grace period with respect to payments of principal on the Underlying Securities and there is a 30-day grace period with respect to payments of interest on the Underlying Securities.

“Purchase and Sale Agreement”:  The purchase and sale agreement dated the Closing Date, by and between the Seller and the Trustee, on behalf and for the benefit of the Trust.

“Record Date”:  With respect to any Distribution Date, the day immediately preceding such Distribution Date.

“Scheduled Distribution Date”:  June 1 and December 1 of each year; provided, however, that if any Scheduled Distribution Date would otherwise fall on a day that is not a Business Day, such Scheduled Distribution Date will be the following Business Day (for the avoidance of doubt, no additional interest shall accrue for such following Business Day), commencing on the Scheduled Distribution Date occurring in December 2012.

“Seller”:  U.S. Bancorp Investments, Inc.  The Seller is an Underlying Security Seller as defined in the Base Trust Agreement.

“Specified Currency”:  Dollars.

“Stated Amount”:  With respect to any Certificate, the outstanding certificate principal amount of such Certificate.

“Trust”:  Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1.

“Trust Liquidation Event”:  The occurrence of (i) an event of default on the Underlying Securities; provided, however, in the case of an event of default resulting from a breach of a covenant in the Underlying Securities Indenture, such event will only result in a Trust Liquidation Event if the Underlying Securities Issuer fails to pay any amounts due and payable to the holders of the underlying securities when such amounts are due under the terms of the Underlying Securities Indenture, (ii) a Trust Reporting Event, (iii) a Trust Tax Event or (iv) an Investment Company Act Event.  As used in the proviso of clause (i) of this definition, a failure by the Underlying Securities Issuer to pay will occur: (A) with respect principal payable on the underlying securities, if such principal is not paid on the earlier of December 1, 2037 (the maturity date of such securities) or on the date of any acceleration of the underlying securities in accordance with the terms of the Underlying Securities Indenture, or (B) with respect to interest payable on the underlying securities, if any payment of interest is not paid within 30 days of each June 1 and December 1, as applicable, from and including December 1, 2012 through and including December 1, 2037.

“Trust Reporting Event”:  A determination by the Depositor following the occurrence of an Underlying Issuer Reporting Event that after consultation by the Depositor with the Commission staff or applicable authority promulgated by the Commission or its staff, that under applicable securities laws, rules or regulations the Trust must be liquidated or the Underlying Securities distributed.

“Trust Tax Event”:  A change in the federal income tax treatment of the Trust resulting in the Trust being liable for a material amount of entity level taxation, as evidenced by an Opinion of Counsel.

“Trust Termination Event”:  (a) The payment in full at maturity or upon early redemption of the Certificates, (b) the distribution of the proceeds received upon a recovery on the Underlying Securities or the “in-kind” distribution of the Underlying Securities (in each case in the context of a Payment Default, after deducting the costs incurred in connection therewith) after a Payment Default or on Acceleration or other default with respect to the Underlying Securities (and the expiration of any applicable grace period on the Underlying Securities), (c) the distribution (or liquidation and distribution) of the Underlying Securities in accordance with Section 9(a) or 9(b) hereof following an Underlying Securities Issuer Reporting Event, or (d) the sale by the Trust in accordance with the Call Warrants of all the Underlying Securities and the distribution in full of all amounts due to Certificateholders.

“Trustee Fee”:  The fee payable to The Bank of New York Mellon as compensation for its services as Trustee hereunder and as Warrant Agent under the Warrant Agent Agreement, in an amount equal to (i) $2,500, payable on the Closing Date and (ii) an amount per year beginning in 2012, payable from the property of the Trust semi-annually in two equal installments on each Distribution Date as provided in Section 6 hereof, equal to the product of (x) the principal amount of Underlying Securities during the Collection Period ending on such Distribution Date and (y) the percentage equivalent of a fraction the numerator of which is 6,500 and the denominator of which is 25,250,000.

“Underlying Issuer Reporting Event”:  The occurrence of the following events: (a) either (i) the Depositor receives actual notice that the Underlying Securities Issuer ceases to file periodic reports under the Exchange Act when due (after taking into account all available grace or deferral periods) or indicates its intention or inability to continue filing such periodic reports on a timely basis, or (ii) the Depositor determines in its reasonable, good faith discretion that an event of the type described in clause (i) has occurred or is likely to occur; and (b) the Depositor determines that it will be unable to obtain from the Underlying Securities Issuer financial and other information of the type required to satisfy the Trust’s reporting obligations under the Exchange Act.

“Underlying Securities”:  As of the Closing Date, $25,250,000 aggregate principal amount of 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer, sold to the Trustee on behalf of the Trust by the Seller and further described on Exhibit A hereto.

“Underlying Securities Default Distribution Date”:  The date on which the Trustee makes a distribution of the proceeds received in connection with a recovery on the Underlying Securities (in the case of Payment Default, after deducting any costs incurred in connection therewith) following a Payment Default or an Acceleration or other default with respect to the Underlying Securities.

“Underlying Securities Indenture”:  The indenture, dated as of April 25, 2003, between the Underlying Securities Issuer and JPMorgan Chase Bank as trustee.

“Underlying Securities Issuer”:  Prudential Financial, Inc., a Delaware corporation.

“Underlying Securities Maturity Date”:  December 1, 2037.

“Underlying Securities Payment Date”:  June 1 and December 1 of each year; provided, however, that if any Underlying Securities Payment Date would otherwise fall on a day that is not a Business Day, such Underlying Securities Payment Date will be the following Business Day, commencing on the Underlying Securities Payment Date occurring on December 1, 2012.

“Underlying Securities Trustee”:  The trustee for the Underlying Securities.

“Voting Rights”:  The Certificateholders shall have 100% of the total voting rights with respect to the Certificates, which voting rights shall be allocated among all Holders of the Certificates in proportion to the Allocation Percentage of the Certificate held by such Holders on any date of determination.

“Warrant Agent”:  The Bank of New York Mellon, a New York banking corporation, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

“Warrant Agent Agreement”:  The Warrant Agent Agreement, dated as of the date hereof, between the Depositor and The Bank of New York Mellon, as Warrant Agent and as Trustee, as the same may be amended or modified from time to time.

“Warrant Exercise Date”:  Warrant Exercise Date shall have the meaning given to such term in the Call Warrant.

“Warrant Exercise Purchase Price”:  Warrant Exercise Purchase Price shall have the meaning given to such term in the Call Warrant.

“Warrantholder”:  A Warrantholder shall mean a holder of a Call Warrant.

“Zero Coupon Certificates”:  Collectively, the Class A-2013 Certificates, the Class A-2014 Certificates, the Class A-2015 Certificates, the Class A-2016 Certificates and the Class A-2017 Certificates.

Section 2.Creation and Declaration of Trust: Sale of Underlying Securities; Acceptance by Trustee.  (a) The Trust, of which the Trustee is the trustee, is hereby created under the laws of the State of New York for the benefit of the holders of the Certificates.  The Trust shall be irrevocable.

(i)           The Depositor hereby appoints The Bank of New York Mellon to be the Trustee of the Trust, effective as of the date of the formation of the Trust, to have all of the rights, powers, and duties set forth herein.  The Bank of New York Mellon hereby accepts its appointment subject to the terms and conditions hereof.

(b)           The Trustee hereby (i) acknowledges the sale and delivery, pursuant to the Purchase and Sale Agreement, and receipt by it of the Underlying Securities, (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Base Trust Agreement but subject to the Trustee’s obligation, as and when the same may arise, to make any payment or other distribution of the assets of the Trust as may be required pursuant to this Series Supplement, the Base Trust Agreement, the Certificates and the Call Warrants, and (iii) agrees to perform the duties herein or therein required and any failure to receive reimbursement of expenses and disbursements under Section 13 hereof shall not release the Trustee from its duties herein or therein.

Section 3.     Designation.  There is hereby created a Series of trust certificates to be issued pursuant to the Base Trust Agreement and this Series Supplement to be known as the “Trust Certificates, Series 2012-1”.  The Certificates shall be issued in six classes, having the terms provided for in this Series Supplement.  The Certificates shall be issued in the amounts set forth in Section 5 and with the additional terms set forth in Exhibit B to this Series Supplement.  The Certificates shall be issued in substantially the form set forth in Exhibit C to this Series Supplement with such necessary or appropriate changes as shall be approved by the Depositor and the Trustee, such approval to be manifested by the execution and authentication thereof by the Trustee.  The Certificates shall evidence undivided ownership interests in the assets of the Trust, subject to the liabilities of the Trust and shall be payable solely from payments or property received by the Trustee, on behalf and for the benefit of the Trust, on or in respect of the Underlying Securities.

Section 4.     Date of the Certificates.  The Certificates that are authenticated and delivered by the Trustee to or upon Depositor Order on the Closing Date shall be dated the Closing Date.  All other Certificates that are authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication.

Section 5.     Certificate Stated Amount and Denominations; Currency of the Certificates.  (a) On the Closing Date, Certificates in the number and with an aggregate Stated Amount indicated in the table below may be authenticated and delivered under the Base Trust Agreement and this Series Supplement.

Class	Number of Certificates	Aggregate Face Amount
Class A-2013 Certificates	1,615	$1,615,000
Class A-2014 Certificates	1,661	$1,661,000
Class A-2015 Certificates	1,661	$1,661,000
Class A-2016 Certificates	1,661	$1,661,000

Class A-2017 Certificates	1,661	$1,661,000
Class A-2037 Certificates	25,250	$25,250,000

The Stated Amount of the Class A-2037 Certificates shall equal 100% of the initial principal amount of Underlying Securities sold to the Trustee on behalf and for the benefit of the Trust.  Such Stated Amount shall be calculated without regard to Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.3, 5.4 or 5.5 of the Base Trust Agreement.

(b)           All distributions on the Certificates will be made in the Specified Currency.

Section 6.     Collections; Payment of Ongoing Trust Expenses.  (a) Amounts received by the Trust in respect of interest and principal, if any, on the Underlying Securities during each Collection Period shall be deposited into the Certificate Account.

(b)           On each Scheduled Distribution Date, commencing in December 2012, prior to payment of any other amounts on such date, the Trustee shall pay from amounts on deposit in the Certificate Account the following amounts in respect of Ongoing Trust Expenses:  (i) to the Trustee, an amount equal to one-half of the annual Trustee Fee, and (ii) to the Hired NRSRO, an amount equal to one-half of the annual Hired NRSRO Monitoring Fee in accordance with wire instructions provided from time to time by the Depositor.

Section 7.     Form of Securities.  The Trustee shall execute and deliver the Certificates in the form of one or more global certificates registered in the name of the Depositary or its nominee.

Section 8.     Call Warrants.  (a) Concurrently with the execution of this Series Supplement, the Trustee, on behalf of the Trust, shall execute the Warrant Agent Agreement and a single certificate, dated as of the date hereof and substantially in the form of Exhibit D, initially evidencing all of the Call Warrants.  The Trustee shall perform the Trust’s obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms.

(b)           The Trustee may not enter into any amendment or modification of the Call Warrants except as provided in Section 6.4 of the Call Warrants.

(c)           The Trustee shall notify the Certificateholders and the Hired NRSRO upon receipt of any notice, pursuant to the provisions of the Call Warrants, of a Warrantholder’s intent to exercise its Call Warrants.  Such notice from the Trustee shall state (i) the Warrant Exercise Date, (ii) that such exercise of the Call Warrant is conditional upon receipt by the Trustee of the Warrant Exercise Purchase Price with respect to such exercise, and (iii) that there will be selected for redemption by lot, or in the event redemption by lot is not practicable, by pro rata reduction) a Stated Amount of Certificates equal to 100% of the principal amount of Underlying Securities to be purchased (being, for the avoidance of doubt, $505,000 principal amount of Certificates redeemed for each Call Warrant exercised) and that such redemption of the Certificates will occur on the Warrant Exercise Date at a price equal to 100% of the Stated Amount of the Certificates to be redeemed ($1,000 per each Certificate that is redeemed in full and has not previously received distributions in respect of principal) plus accrued and unpaid interest to the date of redemption; provided, however, that notwithstanding the foregoing, as long as the Certificates are registered through the Depositary, the Certificates will be redeemed in accordance with the Depositary’s redemption procedures.  A holder of a Call Warrant may rescind its notice given pursuant to the terms of the Call Warrant and any rescission of such notice or failure to pay the Warrant Exercise Purchase Price pursuant to a rescinded notice shall not adversely affect the right of a Warrantholder to deliver a notice thereafter.  The Trustee shall promptly notify Certificateholders of any rescission of such a notice and that the redemption of Certificates in connection with such exercise is also rescinded.  Notwithstanding anything in this Series Supplement (including, without limitation, Section 10(h)(iii) hereof) or in a Call Warrant to the contrary, a holder of such Call Warrant may not rescind its notice given pursuant to the terms of such Call Warrant if the Trustee has previously tendered or delivered, in compliance with the tender offer requirements, any Underlying Securities callable by such Call Warrant specified in such notice or an irrevocable notice related thereto.  Any such redemption in part following an exercise of the Call Warrants shall result in a final distribution with respect to all the redeemed Certificates, and all such Certificates shall be no longer outstanding thereafter.

(d)           Upon the exercise of any Call Warrant in accordance with the terms of the Call Warrants (other than a Call Warrant that is exercised and settled as set forth in Section 10(h)(iii) of this Series Supplement), the Trustee, after receipt of the Warrant Exercise Purchase Price and the Call Warrants being exercised, shall deliver or cause to be delivered upon the written direction of the Warrant Agent, by 12:00 p.m. (New York City time) on the related Warrant Exercise Date, the Underlying Securities as specified in the exercised Call Warrant by instructing the Depositary to credit such Underlying Securities to the account of the exercising Warrantholder or its nominee, provided that the Trustee shall have received notice of the exercise of such Call Warrant from the Warrant Agent in accordance with the terms of the Call Warrants and shall have received from the Warrant Agent an amount, in immediately available funds in a form acceptable to the Trustee, equal to the Warrant Exercise Purchase Price for such Underlying Securities by 12:00 p.m. (New York City time) on the related Warrant Exercise Date.

(e)           Upon receipt of the Warrant Exercise Purchase Price pursuant to this Section 8 or Section 10(h)(v) of this Series Supplement and the Call Warrants being exercised, the Trustee shall deposit the amount of the Warrant Exercise Purchase Price in the Certificate Account on or before the related Warrant Exercise Date and pay to the Certificateholders the amount described in Section 8(c)(iii) above.  The Certificates to be redeemed will be selected by the Trustee or the Depositary by lot, or in the event redemption by lot is not practicable, by pro rata reduction of the aggregate Stated Amount of Certificates to be redeemed, and all Certificates so selected will be paid for on the Warrant Exercise Date (or, solely in the case of a Call Warrant exercised under Section 10(h)(iii) of this Series Supplement, as soon as practicable after the related Warrant Exercise Date); provided, however, that notwithstanding the foregoing, as long as the Certificates are registered through the Depositary, the Certificates shall be redeemed in accordance with the Depositary’s redemption procedures.

(f)           Notwithstanding anything to the contrary in this Section 8, an exercise of any Call Warrants in accordance with paragraph (c) above may not result in the redemption of a fractional amount of Certificates.  If the exercise of any Call Warrant in accordance with paragraph (c)

above would result in the redemption of a fractional amount of Certificates, then the amount of Certificates to be redeemed shall be rounded downward to the nearest whole amount, subject to the last sentence of this paragraph (g).  Any excess amounts representing the difference between the Warrant Exercise Purchase Price and such rounded amount of Certificates shall be held in cash in an Eligible Account for the benefit of the Certificateholders. Any such amounts or portion thereof shall be used on a subsequent Warrant Exercise Date to the extent sufficient, when added to the Certificateholder Allocation Amount of the principal portion of the related redemption proceeds or the Warrant Exercise Purchase Price, as applicable, on such subsequent Warrant Exercise Date to prevent the redemption of a fractional amount of Certificates.

Section 9.     Actions following a Trust Liquidation Event.  (a) If an Underlying Issuer Reporting Event has occurred, the Depositor will determine in its reasonable, good faith discretion whether a Trust Reporting Event has occurred.

(b)           (i) If any Trust Liquidation Event has occurred, then the Depositor shall promptly notify the Trustee, the Trust, each Hired NRSRO and to the extent permitted by applicable law, the Warrantholders of such Trust Liquidation Event and, unless instructed to make an in-kind distribution as described in subclause (iii) below, the Trustee shall liquidate any remaining Underlying Securities in accordance with subclause (ii) below and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid as provided in subclause (ii) below.

(ii)           If a Trust Liquidation Event occurs, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market and the Warrantholders, and may solicit additional bids from such other parties as the Depositor instructs the Trustee to be appropriate.  Any of the following dealers shall be deemed to qualify as leading dealers: (1) U.S. Bancorp Investments, Inc., (2) Goldman, Sachs & Co., (3) Morgan Stanley & Co. (4) Bank of America Merrill Lynch, (5) Citigroup Global Markets Inc., (6) J.P. Morgan Securities Inc. (7) Deutsche Bank Securities Inc. and (8) Barclays Capital Inc.; provided, however, that the Trustee may also solicit bids from other leading dealers; provided, further, that no bid from U.S. Bancorp Investments, Inc. or any affiliate thereof shall be accepted unless such bid equals the then fair market value, as determined by the Depositor, of such Underlying Securities.  The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids.  If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers.

Unless instructed to make an in-kind distribution as described in subclause (iii) below, the Trustee shall liquidate the Underlying Securities as soon as practicable and distribute all proceeds of such liquidation, together with any other trust property, as soon as practicable in the following order of priority:

(A)           first, to the holders of the Class A-2037 Certificates, pro rata in accordance with the Face Amount of each Certificate in such Class any accrued an unpaid interest on the Class A-2037 Certificates at the Pass-Through Rate through the liquidation date;

(B)           second, to the holders of the outstanding Certificates, pro rata in accordance with the respective Allocation Percentage of their respective Class in an amount not to exceed the Face Amount of such outstanding Certificates; and

(C)           third, to the Trustee, any unreimbursed Extraordinary Trust Expenses, in an amount not to exceed the Allowable Expense Amount.

Any amounts remaining shall be distributed to the Warrantholders, on a pro rata basis in accordance with the number of outstanding Call Warrants held.

(iii)           At any time following the occurrence of a Trust Liquidation Event and prior to the liquidation of the Underlying Securities as described in subclause (ii) above, if the Depositor determines based on the bids received by the Trustee (pursuant to subclause (ii) above) that the aggregate net liquidation proceeds will be less than the aggregate Face Amount of all outstanding Classes of Certificates plus any accrued and unpaid interest on the Class A-2037 Certificates and Extraordinary Trust Expenses, the Depositor may direct the Trustee to cancel the planned liquidation and instead distribute the Underlying Securities to the Certificateholders; provided, that any such direction from the Depositor must be received no later than the close of business on the day that such bids are obtained by the Trustee; provided further, that in the absence of any such determination and direction by the Depositor, the Trustee shall follow the liquidation procedures described in Section 9(b)(ii) above.  The Trustee shall allocate and distribute such property to the holders of each Class of Certificates pro rata in accordance with the Allocation Percentages of each Class,  Property other than cash shall be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders.  In-kind distribution of Underlying Securities to Certificateholders shall be deemed to reduce the face amount of certificates on a proportionate basis.  Following such in-kind distribution, all Certificates shall be cancelled.

(iv)           Notwithstanding the foregoing, if at any time a Trust Reporting Event occurs and is continuing on or after the Warrant Exercise Date, Warrantholders will have the right to exercise the Call Warrants in accordance with Section 8 so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying Securities.  Any payments to Certificateholders in connection with such exercise shall be made as set forth in Section 8.

Section 10.     Distributions.  (a) Notwithstanding any provision in the Agreement to the contrary, the Trustee shall deposit in the Certificate Account on the same day of receipt (to the extent received by 12:00 noon on such day) all amounts collected with respect to the Underlying Securities and all Liquidation Proceeds.  On each Distribution Date, the Trustee shall distribute to the extent of Available Amounts:

(i)           first, (A) prior to the Class A-2037 Conversion Date, on the June 2013 Distribution Date, to the holders of the Class A-2013 Certificates pro rata in accordance with the Face Amount of each Certificate in such Class, in an aggregate amount equal to the Face Amount of such Class, (2) on the June 2014 Distribution Date, to the holders of the Class A-2014 Certificates pro rata in accordance with the Face Amount of each Certificate in such Class, in an aggregate amount equal to the Face Amount of such Class, (3) on the June 2015 Distribution Date, to the holders of the Class A-2015 Certificates pro rata in accordance with the Face Amount of each Certificate in such Class, in an aggregate amount equal to the Face Amount of such Class, (4) on the June 2016 Distribution Date, to the holders of the Class A-2016 Certificates pro rata in accordance with the Face Amount of each Certificate in such Class, in an aggregate amount equal to the Face Amount of such Class, (5) on the June 2017 Distribution Date, to the holders of the Class A-2017 Certificates pro rata in accordance with the Face Amount of each Certificate in such Class, in an aggregate amount equal to the Face Amount of such Class, and (B) from and after the Class A-2037 Conversion Date, to the holders of the Class A-2037 Certificates, pro rata in accordance with the Face Amount of each Certificate in such Class in an amount equal to the Class A-2037 Interest Payment for such Distribution Date;

(ii)           second, on the Final Scheduled Distribution Date, to the holders of the Class A-2037 Certificates, pro rata in accordance with the Face Amount of each Certificate in such Class, an amount equal to the Face Amount of such Class of Certificates; and

(iii)           third, to the Trustee, reimbursement for Extraordinary Trust Expenses payable on such Distribution Date, if any, in an amount not to exceed the Allowable Expense Amount.

Any remaining amounts on a Distribution Date other than the Final Scheduled Distribution Date shall remain in the Certificate Account to be available as Carry-Forward Amounts on subsequent Distribution Dates.  Any amounts remaining on the Final Scheduled Distribution Date will be distributed to the holders of the Class A-2037 Certificates, pro rata in accordance with the Face Amount of each Certificate in such Class.

Notwithstanding the foregoing, if any payment with respect to the Underlying Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, the Trustee shall distribute such amount received on the Business Day following such receipt.  All distributions to Certificateholders shall be subject to exercise of the Call Warrants and payment of the applicable portion of the related Warrant Exercise Purchase Price in lieu of such distribution in the event the related Distribution Date is also a Warrant Exercise Date.

(b)           In the event of a Payment Default, the Trustee shall proceed against the Underlying Securities Issuer on behalf of the Certificateholders to enforce the Underlying Securities or otherwise to protect the interests of the Certificateholders, subject to the receipt of indemnity in form and substance satisfactory to the Trustee; provided that, holders of the Certificates representing a majority of the Voting Rights on the Certificates will be entitled to direct the Trustee in any such proceeding or direct the Trustee to sell the Underlying Securities, subject to the Trustee’s receipt of satisfactory indemnity.  If the Trustee is directed to sell the Underlying Securities, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third Business Day after such sale from three leading dealers in the relevant market, which may include but is not limited to any three of the following dealers: (1) U.S. Bancorp Investments, Inc., (2) Goldman, Sachs & Co., (3) Morgan Stanley & Co. (4) Bank of America Merrill Lynch, (5) Citigroup Global Markets Inc., (6) J.P. Morgan Securities Inc. (7) Deutsche Bank Securities Inc. and (8) Barclays Capital Inc; provided, however, that no bid from U.S. Bancorp Investments, Inc. or any affiliate thereof shall be accepted unless such bid equals the then fair market value of such Underlying Securities as determined by the Depositor.  The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids.  If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers. In the event of an Acceleration and a corresponding payment on the Underlying Securities, the Trustee shall distribute the proceeds to the Certificateholders no later than two Business Days after the receipt of immediately available funds.

(c)           In the event that the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an interest payment date) as a result of a Payment Default on the Underlying Securities (including from the sale thereof), the Trustee will promptly give notice as provided in Section 18(c) to the Depositary, or for any Certificates which are not then held by the Depositary or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid.  Such notice shall state that, not later than thirty (30) days after the receipt of such moneys or other property, the Trustee will allocate and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid (after deducting the costs incurred in connection therewith and subject to clause (b)(ii) of Section 2) (in the amounts and in accordance with the priorities specified in Section 10(a)).  Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders.  In-kind distribution of Underlying Securities to Certificateholders will be deemed to reduce the Outstanding Amount of Certificates on a proportionate basis.  Following such distribution, all Certificates will be cancelled, and no amounts will be distributed to the Depositor in respect of the Underlying Securities.

(d)           Distributions to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the Record Date.

(e)           All distributions to the Certificateholders shall be allocated pro rata based on their respective Outstanding Amounts as of the Record Date.

(f)           Notwithstanding any provision of the Agreement to the contrary, to the extent funds are available, the Trustee will initiate payment in immediately available funds by 1:00 p.m. (New York City time) on each Distribution Date of all amounts payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing fifteen (15) days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Trustee shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 10(f) unless a new instruction is delivered fifteen (15) days prior to a Distribution Date.

(g)           The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Series Supplement.  The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Outstanding Amounts.

(h)           (i) If the Trustee receives notice of a tender offer for some or all of the Underlying Securities on or after June 1, 2017, the Trustee shall promptly notify the Warrant Agent and forward to the Warrant Agent copies of all materials received by the Trustee in connection therewith.

(ii)           If (A) the Trustee receives a Call Notice from any Warrantholder no later than five Business Days prior to the expiration of the tender offer acceptance period, (B) such Call Notice indicates that such Warrantholder desires to exercise all or a portion of its Call Warrants (but not a fraction of any Call Warrant) in connection with the consummation of any such tender offer, and (C) such Warrantholder (x) does not expressly state in such Call Notice that it does not want to receive Underlying Securities in connection with such exercise, or (y) does not deliver to the Trustee simultaneously with the delivery of such Call Notice to the Trustee an executed subscription for the Underlying Securities in the form of Exhibit II to the Call Warrant, (1) such Call Warrant shall be settled as set forth in Section 8(d) of the Series Supplement, and (2) any payments to Certificateholders in connection with such exercise shall be made as set forth in Section 8.

(iii)           If, in connection with a tender offer the proceeds of which would be at least equal to the principal amount of the Underlying Securities accepted for payment, plus accrued and unpaid interest, (A) the Trustee receives a Call Notice from any Warrantholder no later than five Business Days prior to the expiration of the tender offer acceptance period, (B) such Call Notice indicates that such Warrantholder desires to exercise all or a portion of its Call Warrants in connection with the consummation of any such tender offer, (C) such Warrantholder expressly states in such Call Notice that it does not want to receive Underlying Securities in connection with such exercise, and (D) an executed subscription for the Underlying Securities in the form of Exhibit II to the Call Warrant is delivered to the Trustee together with such Call Notice, then the Trustee shall tender, in compliance with the tender offer requirements, an amount of Underlying Securities equal to the amount of Underlying Securities callable by the Call Warrants specified in such Call Notice.

(iv)           The Warrant Exercise Date for any exercise of Call Warrants under Section 10(h)(iii) shall be deemed to be the Business Day on which such Underlying Securities are accepted for payment and paid for.

(v)           The Warrant Exercise Purchase Price with respect to the exercise of Call Warrants under Section 10(h)(iii) shall be deducted from the tender offer proceeds and paid to

 Certificateholders in accordance with Section 8, and the excess of the tender offer proceeds over such Warrant Exercise Purchase Price shall be paid to the related exercising Warrantholders pro rata in respect to their proportionate exercises of Call Warrants or, if such Warrant Exercise Purchase Price exceeds the tender offer proceeds, the amount of such excess shall be paid by such exercising Warrantholders pro rata in respect to their proportionate exercises of Call Warrants.

(vi)           If fewer than all tendered Underlying Securities are accepted for payment and paid for, (A) the amount of Call Warrants exercised under Section 10(h)(iii) shall be reduced to an amount that corresponds to a number of the Underlying Securities accepted for payment and paid for (without regard to any restrictions on the amount to be exercised, so long as such restrictions would have been satisfied had all tendered Underlying Securities been accepted for payment and paid for); (B) each related Warrantholder’s exercise shall be reduced by its share (proportionate to the amount specified in its exercise notice) of the amount of Underlying Securities not accepted for payment and paid for; (C) the related Warrant Exercise Purchase Price shall be determined after giving effect to the reduction specified in clause (B); (D) the Call Warrants that relate to the reduction specified in clause (B) shall remain outstanding; and (E) the excess of the tender offer proceeds over such Warrant Exercise Purchase Price shall be allocated in proportion to the amount of Call Warrants deemed exercised as set forth in clause (A) above or, if such Warrant Exercise Purchase Price exceeds the tender offer proceeds the amount of such excess shall be paid by such exercising Warrantholders pro rata in respect to their proportionate exercises of such Call Warrants.

(vii)           If the tender offer is terminated by the Underlying Securities Issuer or an affiliate thereof without consummation thereof or if all tenders by the Trust of Underlying Securities are otherwise rejected, then (A) the Call Notices covered under Section 10(h)(iii) will be of no further force and effect, and (B) any Call Warrants relating to such Call Notices will not be exercised and will remain outstanding.

Section 11.     Termination of Trust.  (a) The Trust shall terminate upon the occurrence of any Trust Termination Event.

(b)           Except for any reports and other information required to be provided to Certificateholders hereunder and under the Base Trust Agreement and except as otherwise specified herein and therein, the obligations of the Trustee will terminate upon the distribution to Certificateholders of all amounts required to be distributed to them and the disposition of all Underlying Securities held by the Trustee.  After the Certificateholders have received payment in full for all amounts owing to them and the Trustee has been paid an amount equal to all Extraordinary Trust Expenses without regard to the maximum amount of Allowable Expense Amounts, any amounts remaining in the Certificate Account representing amounts described in clauses (b) or (c) of the definition of Interest Collections shall be distributed to the Warrant-holders as provided in Section 9(b)(ii) or to the holders of the Class A-2037 Certificates as provided in Section 10(a)(i), as applicable. The Trust shall thereupon terminate, except for any rights of indemnity the survival of which are expressly provided for in this Series Supplement or the Base Trust Agreement.

Section 12.     Limitation of Powers and Duties.  (a) The Trustee shall administer the Trust and the Underlying Securities solely as specified herein and in the Base Trust Agreement.

(b)           The Trust is constituted solely for the purpose of acquiring and holding the Underlying Securities and issuing the Certificates and Call Warrants.  The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, unless expressly provided in the Agreement, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Underlying Securities, once acquired, or interests therein, including to Certificateholders, (ii) to merge or consolidate the Trust with any other entity, or (iii) to do anything that would materially increase the likelihood that the Trust will fail to qualify as a grantor trust for United States federal income tax purposes. The Trustee shall be entitled to rely on an Opinion of Counsel in accordance with Section 8.16 of the Base Trust Agreement as to whether any activity will materially increase the likelihood that the Trust will fail to qualify as a grantor trust.  In addition, the Trustee has no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated herein and in the Base Trust Agreement.

(c)           The parties acknowledge that the Trustee, as the holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities and enforce the other rights, if any, of a holder of the Underlying Securities, except as otherwise limited by the Base Trust Agreement or this Series Supplement.  In the event that the Trustee receives a request from the Underlying Securities Trustee, the Underlying Securities Issuer or, if applicable, the Depositary with respect to the Underlying Securities, for the Trustee’s consent to any amendment, modification or waiver of the Underlying Securities, or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall promptly mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of the date of such request. The Trustee shall request instructions from the Certificateholders as to what action to take in response to such request and shall be protected in taking no action if no direction is received.  Except as otherwise provided herein, the Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion as the Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required; provided, however, that, notwithstanding anything to the contrary in the Base Trust Agreement or this Series Supplement, the Trustee shall at no time vote in favor of or consent to any matter (i) which would alter the timing or amount of any payment on the Underlying Securities (including, without limitation, any demand to accelerate the Underlying Securities) or (ii) which would result in the exchange or substitution of any Underlying Security whether or not pursuant to a plan for the refunding or refinancing of such Underlying Security, except in each case with the unanimous consent of the Certificateholders. The Trustee shall have no liability for any failure to act or to refrain from acting resulting from the Certificateholders’ late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

(d)           Notwithstanding any provision of the Agreement to the contrary, the Trustee may require from the Certificateholders prior to taking any action at the direction of the Certificateholders, an indemnity agreement of a Certificateholder or any of its Affiliates to provide for security or indemnity against the costs, expenses and liabilities the Trustee may incur by reason of any such action.  An unsecured indemnity agreement, if acceptable to the Trustee, shall be deemed to be sufficient to satisfy such security or indemnity requirement.

(e)           Notwithstanding any provision of the Agreement to the contrary, the Trustee shall act as the sole Authenticating Agent, Paying Agent and Certificate Registrar for the Certificates.

Section 13.     Compensation of Trustee.  The Trustee shall be entitled to receive from the Depositor as compensation for its services hereunder, Trustee’s fees pursuant to a separate fee agreement between the Trustee and the Depositor (which shall not be limited by any provision of law in regard to compensation or payment of a trustee of an express trust) and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by it (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ).  The Depositor shall indemnify and hold harmless the Trustee and its successors, assigns, agents and servants against any and all loss, liability or reasonable expense (including attorney’s fees) incurred by it in connection with the administration of this trust and the performance of its duties thereunder.  The Trustee shall notify the Depositor promptly of any claim for which it may seek indemnity.  Failure by the Trustee to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith.  The indemnities contained in this Section 13 shall survive the resignation or termination of the Trustee or the termination of this Series Supplement.  Failure by the Depositor to pay, reimburse or indemnify the Trustee shall not entitle the Trustee to any payment, reimbursement or indemnification from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under this Series Supplement subject to Section 8.7 and Article IX of the Base Trust Agreement.  Any such unpaid, unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, but shall be borne by the Trustee in its individual capacity, and the Trustee shall have no recourse against the Trust with respect thereto.

Section 14.     Modification or Amendment.  The Trustee shall not enter into any modification or amendment of the Base Trust Agreement or this Series Supplement unless such modification or amendment is in accordance with Section 10.1 of the Base Trust Agreement.  The required percentage for modifying or amending the Base Trust Agreement or this Series Supplement is 66-2/3 of the aggregate Voting Rights, with prior written notice of such modification or amendment provided to the Hired NRSRO.

Section 15.     Accounting.  Pursuant to Section 4.2 of the Base Trust Agreement, “Reports to Certificateholders,” the Trustee shall cause the statement described in Section 4.2 to be prepared and forwarded as provided therein.

Section 16.     No Investment of Amounts Received on Underlying Securities.  All amounts received on or with respect to the Underlying Securities shall be held uninvested by the Trustee, but shall be credited to the Certificate Account.

Section 17.     No Event of Default.  There shall be no Events of Default defined with respect to the Certificates.

Section 18.     Notices.  (a) All directions, demands and notices hereunder and under the Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered in any other manner specified herein, (i) in the case of the Depositor, to Fixed Income Client Solutions LLC, 214 N. Tryon Street, Suite 2636, Charlotte, North Carolina  28202, Attention:  Trust Certificates Program, telephone:  (877) 421-7858 or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, and (ii) in the case of the Trustee, to The Bank of New York Mellon, 101 Barclay Street, Floor 7 West, New York, New York 10268, Attention:  Dealing and Trading, telephone:  (212) 815-2902, facsimile:  (212) 815-2830 and if by email, to BNYMFICS@bnymellon.com, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee.

In addition to the foregoing, the Trustee agrees to accept and act upon notice, instructions or directions pursuant to this Series Supplement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods.  If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.  The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

(b)           For purposes of delivering notices to the Hired NRSRO under Section 10.7 of the Base Trust Agreement, “Notice to Hired NRSRO,” or otherwise, such notices shall be mailed or delivered as provided in such Section 10.7, “Notice to Hired NRSRO,” if by mail, to Standard & Poor’s Ratings Services, 55 Water Street, 41st Floor, New York, NY 10041-0003, Attn:  RRS/Synthetics Surveillance Group and if by email, to surv_syntheticsexpos@standardandpoors.com, or to such other address as the Hired NRSRO may designate in writing to the parties hereto.

(c)           In the event a Payment Default or an Acceleration occurs, the Trustee shall promptly give notice to the Hired NRSRO and the Depositary or, for any Certificates which are not then held by the Depositary or any other depository, directly to the registered holders of the Certificates thereof.  Such notice shall set forth (i) the identity of the issue of Underlying Securities, (ii) the date and nature of such Payment Default or Acceleration, (iii) the principal amount of the interest or principal in default, (iv) the Certificates affected by the Payment Default or Acceleration, and (v) any other information which the Trustee may deem appropriate.

(d)           Notwithstanding any provisions of the Agreement to the contrary, the Trustee shall deliver all notices or reports required to be delivered to or by the Trustee or the Depositor to the Certificateholders without charge to such Certificateholders.

(e)           The Trustee shall, in connection with any notice or delivery of documents to Certificateholders (whether or not such notice or delivery is required pursuant to the Agreement), provide such notice or documents to the Warrantholders and the Rating Agencies concurrently with the delivery thereof to the Certificateholders.

Section 19.     Advances.  No person (including the Trustee) shall be permitted or obligated to make Advances as described in Section 4.3 of the Base Trust Agreement, “Advances.”

Section 20.     Ratification of Agreement.  With respect to the Series issued hereby, the Base Trust Agreement, as supplemented by this Series Supplement, is in all respects ratified and confirmed, and the Base Trust Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. To the extent there is any inconsistency between the terms of the Base Trust Agreement and this Series Supplement, the terms of this Series Supplement shall govern.

Section 21.     Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 22.     Governing Law.  This Series Supplement and each Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein without reference to such State’s principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.  The State of New York is the securities intermediary’s jurisdiction of the Securities Intermediary for purposes of the Uniform Commercial Code enacted in any jurisdiction.

Section 23.     Certificate of Compliance.  The Depositor shall deliver to the Trustee on or prior to March 15 of each year prior to a Trust Termination Event the Officer’s Certificate as to compliance as required by Section 6.1(b) of the Base Trust Agreement.

Section 24.     [Reserved].

Section 25.     Establishment of Certificate Account.  The Trustee is hereby authorized and instructed to establish the Certificate Account.  The Securities Intermediary and the Trustee hereby represent and warrant that:

(a)           The Certificate Account for the Trust is a “securities account” within the meaning of Section 8-501 of the Uniform Commercial Code and is held only in the name of the Trustee on behalf of the Trust.  There is only one account that constitutes the Certificate Account.  The

Securities Intermediary is acting in the capacity of a “securities intermediary” within the meaning of Section 8-102(a)(14) of the Uniform Commercial Code;

(b)           All Underlying Securities shall have been (i) delivered to the Securities Intermediary pursuant to the Purchase and Sale Agreement and (ii) credited to the Certificate Account; and

(c)           The Certificate Account is an account to which financial assets may be credited, and the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Certificate Account.

Section 26.     Statement of Intent.  It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust, but failing that, as a partnership (other than a publicly traded partnership taxable as a corporation) and, in any event, shall not be classified as a corporation. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Trustee shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such intended characterization. In the event that the Trust is characterized by appropriate tax authorities as a partnership for federal income tax purposes, each Certificateholder, by its acceptance of its Certificate, agrees to report its respective share of the items of income, deductions, and credits of the Trust on its respective returns (making such elections as to individual items as may be appropriate) in accordance with Treasury Regulations Section 1.761-2(b) (the “761 Election”) and in a manner consistent with the complete exclusion of the Trust from subchapter K of the Code. The terms of the Agreement shall be interpreted to further these intentions of the parties. As further consideration for each Certificateholder’s purchase of a Certificate, each such Certificateholder is deemed to agree not to irrevocably delegate to any person (for a period of more than one year) authority to purchase, sell or exchange its Certificates.

Each Certificateholder (and each beneficial owner of a Certificate) by acceptance of its Certificate (or its beneficial interest therein) agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with the characterization indicated above.

Section 27.     Voting Rights.  Voting and consensual rights available to or in favor of Holders of Certificates may be exercised only by a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) that is a beneficial owner of a Certificate or by a United States person acting as irrevocable agent with discretionary powers for the beneficial owner of a Certificate that is not a United States person.  Certificateholders that are not United States persons must irrevocably appoint a United States person with discretionary powers to act as their agent with respect to such voting and consensual rights.

Section 28.     Filing of Partnership Returns.  In the event that the Trust is characterized (by appropriate tax authorities) as a partnership for United States federal income tax purposes,

and the 761 Election is ineffective, the Depositor agrees to reimburse the Trust and the Trustee for any expenses associated with the filing of partnership returns (or returns related thereto).

Section 29.     Securities Intermediary.  (a) There shall at all times be a securities intermediary appointed for purposes of this Series Supplement (the “Securities Intermediary”).  The Bank of New York Mellon is hereby appointed as the initial Securities Intermediary hereunder and accepts such appointment.

(b)           The Securities Intermediary represents, warrants, and covenants, and the parties hereto agree, that at all times prior to the termination of this Series Supplement:

(i)           The Securities Intermediary shall be a corporation or national bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder.  The Securities Intermediary (A) shall be a state-chartered or national bank or trust company, (B) shall not be an Affiliate of Depositor, (C) shall have a combined capital and surplus of at least USD 100,000,000, (D) shall be subject to supervision or examination by United States federal or state authority, and (E) shall have a rating of at least “Baa1” by Moody’s, “BBB+” by Standard & Poor’s, and “BBB” by Fitch (if such entity is rated by Fitch).

(ii)          The Certificate Account shall be an account maintained with the Securities Intermediary to which financial assets may be credited and the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise such financial assets.

(iii)         The Securities Intermediary shall not change the name or the account number of the Certificate Account without the prior written consent of the Trustee.

(iv)         Each item of property credited to the Certificate Account shall be treated as a financial asset.

(v)          The Securities Intermediary shall comply with entitlement orders originated by the Trustee without further consent by the Depositor, the Trust, or any other person or entity.

(vi)         The Securities Intermediary shall not agree with any person or entity other than the Trustee that it will comply with entitlement orders originated by any person or entity other than the Trustee.

(vii)        The Securities Intermediary shall not be a party to any agreement that is inconsistent with this Series Supplement, or that limits or conditions any of its obligations under this Series Supplement.  The Securities Intermediary shall not take any action inconsistent with the provisions of this Series Supplement applicable to it.

(viii)       Each item of property credited to the Certificate Account shall not be subject to, and the Securities Intermediary hereby waives, any security interest, lien,

claim, encumbrance, or right of setoff in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Trustee).

(ix)          For purposes of Article 8 of the Uniform Commercial Code, the securities intermediary’s jurisdiction of the Securities Intermediary with respect to the Certificate Account shall be the State of New York.

(c)           It is the intent of the Trustee and the Depositor that the Certificate Account shall be a securities account of the Trustee and not an account of the Depositor.

(d)           Nothing herein shall impose upon the Securities Intermediary any duties or obligations other than those expressly set forth herein and those applicable to a securities intermediary under the New York Uniform Commercial Code.  The Securities Intermediary shall be entitled to all of the protections available to a securities intermediary under the New York Uniform Commercial Code.

(e)           The Securities Intermediary may at any time resign by written notice to the Trustee and may at any time be removed by written notice from the Trustee. The Trustee shall appoint a successor Securities Intermediary that satisfies the provisions of Section 29(b)(i).  The Trustee shall cause (i) the Certificate Account to be established and maintained with such successor Securities Intermediary in accordance with the terms hereof, and (ii) the successor Securities Intermediary to execute and deliver to the parties hereto a written agreement in which it agrees to be the Securities Intermediary hereunder and to be bound by the provisions of this Series Supplement applicable to the Securities Intermediary.  The duties and obligations of the retiring Securities Intermediary hereunder shall remain in effect until the Certificate Account and all of the property credited thereto have been transferred to the successor Securities Intermediary.

(f)           Any corporation into which the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which the Securities Intermediary shall be a party, shall be the successor of the Securities Intermediary hereunder, without the execution or filing of any further document on the part of the parties hereto or such successor corporation.

(g)           The Trustee shall hold such of the property of the Trust as consists of instruments, certificated securities, negotiable documents, money, goods, or tangible chattel paper in the State of New York.  The Trustee shall cause such of the property of the Trust as consists of investment property (other than certificated securities) and the cash proceeds thereof to be credited to the Certificate Account.  Except as permitted by this Section, the Trustee shall not hold any part of the assets of the Trust through an agent or a nominee.

(h)           The Trustee and the Securities Intermediary each makes no representation as to (i) the validity, legality, sufficiency or enforceability of any of the Underlying Securities or (ii) the collectability, insurability, effectiveness or suitability of any of the Underlying Securities.

(i)           Terms used in this Section that are defined in the New York Uniform Commercial Code and not otherwise defined herein shall have the meanings set forth in the New York Uniform Commercial Code, unless the context clearly requires otherwise.

Section 30.     Certain Provisions of Base Trust Agreement Not Applicable.  The provisions of Sections 2.3, 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.8, 3.11, 3.14, 3.18, 4.5 and 10.8 of the Base Trust Agreement are hereby made inapplicable with respect to the Certificates.  Any references to an “Event of Default” or an “Administrative Agent Termination Event” in Sections 5.11, 5.16, 6.2, Articles III, VI and  VII, and Sections 8.1, 8.2 and 8.10 of the Base Trust Agreement are hereby made inapplicable with respect to the Certificates.  In addition, and any other provision of the Base Trust Agreement which imposes obligations on or creates rights in favor of the Trustee or the Certificateholders as a result of or in connection with an “Event of Default” or “Administrative Agent Termination Event” shall be inapplicable with respect to the Certificates.  In addition, there is no “Administrative Agent” specified herein, and all references to “Administrative Agent” in the Agreement and each provision in the Base Trust Agreement relating to an Administrative Agent, therefore shall be inapplicable with respect to the Certificates.  For purposes of this Series Supplement, there shall be no Administrative Agent Termination Event, Administrative Fee, Calculation Agent, Credit Support, Credit Support Instrument, Credit Support Provider, Exchange Rate Agent, Letter of Credit, Limited Guarantor, Limited Guaranty, Requisite Reserve Amount, Reserve Account, Sub-Administration Account, Sub-Administration Agreement, Sub-Administrative Agent, or Surety Bond, and all references to such terms in the Base Trust Agreement shall be disregarded.

Section 31.     Certification Requirements.  The Trustee agrees to make such certifications and obtain the reports of an independent public accountant as are required pursuant to the terms of the Base Trust Agreement.  The Relevant Servicing Criteria for which the Trustee shall be responsible is set forth as Exhibit E to this Series Supplement, and as otherwise modified by the agreement of the Depositor and the Trustee from time to time.

Section 32.     Survival.  Notwithstanding anything to the contrary herein or in the Base Trust Agreement, the provisions of Section 10.9 of the Base Trust Agreement shall survive termination of the Agreement or this Series Supplement.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement Supplement to be executed by their respective duly authorized officers as of the date first above written.

FIXED INCOME CLIENT SOLUTIONS LLC,
as Depositor

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as
Trustee and Securities Intermediary

By:
Name:
Title:

[Signature Page to Trust Agreement Supplement, Series 2012-1
(Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1)]

EXHIBIT A

IDENTIFICATION OF THE UNDERLYING SECURITIES AS OF CLOSING DATE

Underlying Securities Issuer:	Prudential Financial, Inc.

Underlying Securities:	6.625% Medium Term Notes, Series D due December 1, 2037

Underlying Securities Guarantor:	None

Final Maturity Date:	December 1, 2037

Original Principal Amount Issued:	$750,000,000

CUSIP No.:	74432QBD6

Underlying Securities Interest Rate:	6.625% fixed

Interest Payment Dates:	June 1 and December 1

Optional Redemption:	None

Principal Amount of Underlying Securities Deposited Under Trust Agreement:	$25,250,000

The Underlying Securities will be held by the Trustee as securities entitlements credited to an account of the Trustee or its agent at the Depositary.

A-1

EXHIBIT B

TERMS OF THE CERTIFICATES AS OF CLOSING DATE

Class	Aggregate Face Amount of Class	Maturity Date	Related Underlying Securities Payment Dates*
A-2013	$1,615,000	June 1, 2013	December 1, 2012 and June 1, 2013
A-2014	$1,661,000	June 1, 2014	December 1, 2013 and June 1, 2014
A-2015	$1,661,000	June 1, 2015	December 1, 2014 and June 1, 2015
A-2016	$1,661,000	June 1, 2016	December 1, 2015 and June 1, 2016
A-2017	$1,661,000	June 1, 2017	December 1, 2016 and June 1, 2017
A-2037	$25,250,000	December 1, 2037	June 1 and December 1 of each year from December 1, 2017 through and including December 1, 2037
*	Or, if not a business day as defined in the underlying securities prospectus, then the next business day.

Authorized Denominations:	$1,000 and integral multiples thereof.

Hired NRSRO:	Standard & Poor’s Ratings Services

Closing Date:	June 11, 2012

Distribution Dates:	June 1 and December 1 of each year, beginning in December 2012

Fixed Pass Through Rate (with respect to the Class A-2037 Certificates):	Prior to the Class A-2037 Conversion Date, 0% per annum; from and after the Class A-2037 Conversion Date, 6.58% per annum.

Class A-2037 Conversion Date	The next day following the Distribution Date in June 2017

Final Maturity Date:	December 1, 2037

Record Date:	With respect to any Distribution Date, the day immediately preceding such Distribution Date.

Trustee’s Fees:	The Trustee’s fees shall be payable by the Trust from collections on the Underlying Securities.

Initial Certificate Registrar:	The Bank of New York Mellon

Corporate Trust Office:	New York, New York

B-1

EXHIBIT C

FORM OF CLASS A-2013 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-[ ]	$[ ] CERTIFICATE FACE AMOUNT
CUSIP: 33834CAB2	[ ] CERTIFICATES
INTEREST RATE: ZERO COUPON

Class A-2013 Zero Coupon Certificates, Series 2012-1

evidencing an interest in the Trust, as defined below, the assets of which include $25,250,000 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates.

THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1 (the “Trust”) formed by Fixed Income Client Solutions LLC, as Depositor (the “Depositor”) evidenced by Certificates in the number and the Face Amount set forth above.

The Trust was created pursuant to a Trust Agreement, dated as of June 11, 2012 (as amended and supplemented, the “Base Agreement”), between the Depositor and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”), as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Agreement, the “Trust Agreement”), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as “Class A-2013 Zero Coupon Certificates, Series 2012-1” (herein called the “Certificate” or “Certificates”).  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

Under the Trust Agreement, there shall be distributed on the maturity date specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, the face amount of this certificate from Available Amounts received in respect of the Underlying Securities to be distributed to Certificateholders on such Distribution Date.

The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement.

It is the intent of the Depositor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Depositor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

Dated:  [____],  2012

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2013 Zero Coupon Certificates, Series 2012-1 described in the Trust Agreement referred to herein.

THE BANK OF NEW YORK MELLON not in
its individual capacity but solely as Trustee,

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE     INSERT  SOCIAL
SECURITY     OR       OTHER
IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) ______________ _______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

FORM OF CLASS A-2014 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-[ ]	$[ ] CERTIFICATE FACE AMOUNT
CUSIP: 33834CAC0	[ ] CERTIFICATES
INTEREST RATE: ZERO COUPON

Class A-2014 Zero Coupon Certificates, Series 2012-1

evidencing an interest in the Trust, as defined below, the assets of which include $25,250,000 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates.

THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1 (the “Trust”) formed by Fixed Income Client Solutions LLC, as Depositor (the “Depositor”) evidenced by Certificates in the number and the Face Amount set forth above.

The Trust was created pursuant to a Trust Agreement, dated as of June 11, 2012 (as amended and supplemented, the “Base Agreement”), between the Depositor and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”), as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Agreement, the “Trust Agreement”), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as “Class A-2014 Zero Coupon Certificates, Series 2012-1” (herein called the “Certificate” or “Certificates”).  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

Under the Trust Agreement, there shall be distributed on the maturity date specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, the face amount of this certificate from Available Amounts received in respect of the Underlying Securities to be distributed to Certificateholders on such Distribution Date.

The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement.

It is the intent of the Depositor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Depositor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

Dated:  [____], 2012

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2014 Zero Coupon Certificates, Series 2012-1 described in the Trust Agreement referred to herein.

THE BANK OF NEW YORK MELLON not in its individual capacity but solely as Trustee,

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) ______________ _______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

FORM OF CLASS A-2015 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-[ ]	$[ ] CERTIFICATE FACE AMOUNT
CUSIP: 33834CAD8	[ ] CERTIFICATES
INTEREST RATE: ZERO COUPON

Class A-2015 Zero Coupon Certificates, Series 2012-1

evidencing an interest in the Trust, as defined below, the assets of which include $25,250,000 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates.

THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1 (the “Trust”) formed by Fixed Income Client Solutions LLC, as Depositor (the “Depositor”) evidenced by Certificates in the number and the Face Amount set forth above.

The Trust was created pursuant to a Trust Agreement, dated as of June 11, 2012 (as amended and supplemented, the “Base Agreement”), between the Depositor and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”), as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Agreement, the “Trust Agreement”), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as “Class A-2015 Zero Coupon Certificates, Series 2012-1” (herein called the “Certificate” or “Certificates”).  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

Under the Trust Agreement, there shall be distributed on the maturity date specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, the face amount of this certificate from Available Amounts received in respect of the Underlying Securities to be distributed to Certificateholders on such Distribution Date.

The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement.

It is the intent of the Depositor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Depositor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

Dated:  [____], 2012

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2015 Zero Coupon Certificates, Series 2012-1 described in the Trust Agreement referred to herein.

THE BANK OF NEW YORK MELLON not in its individual capacity but solely as Trustee,

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) ______________ _______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

FORM OF CLASS A-2016 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-[ ]	$[ ] CERTIFICATE FACE AMOUNT
CUSIP: 33834CAE6	[ ] CERTIFICATES
INTEREST RATE: ZERO COUPON

Class A-2016 Zero Coupon Certificates, Series 2012-1

evidencing an interest in the Trust, as defined below, the assets of which include $25,250,000 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates.

THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1 (the “Trust”) formed by Fixed Income Client Solutions LLC, as Depositor (the “Depositor”) evidenced by Certificates in the number and the Face Amount set forth above.

The Trust was created pursuant to a Trust Agreement, dated as of June 11, 2012 (as amended and supplemented, the “Base Agreement”), between the Depositor and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”), as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Agreement, the “Trust Agreement”), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as “Class A-2016 Zero Coupon Certificates, Series 2012-1” (herein called the “Certificate” or “Certificates”).  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

Under the Trust Agreement, there shall be distributed on the maturity date specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, the face amount of this certificate from Available Amounts received in respect of the Underlying Securities to be distributed to Certificateholders on such Distribution Date.

The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement.

It is the intent of the Depositor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Depositor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

Dated:  [___], 2012

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2016 Zero Coupon Certificates, Series 2012-1 described in the Trust Agreement referred to herein.

THE BANK OF NEW YORK MELLON not in its individual capacity but solely as Trustee,

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) ______________ _______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

FORM OF CLASS A-2017 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-[ ]	$[ ] CERTIFICATE FACE AMOUNT
CUSIP: 33834CAF3	[ ] CERTIFICATES
INTEREST RATE: ZERO COUPON

Class A-2017 Zero Coupon Certificates, Series 2012-1

evidencing an interest in the Trust, as defined below, the assets of which include $25,250,000 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates.

THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1 (the “Trust”) formed by Fixed Income Client Solutions LLC, as Depositor (the “Depositor”) evidenced by Certificates in the number and the Face Amount set forth above.

The Trust was created pursuant to a Trust Agreement, dated as of June 11, 2012 (as amended and supplemented, the “Base Agreement”), between the Depositor and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”), as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Agreement, the “Trust Agreement”), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as “Class A-2017 Zero Coupon Certificates, Series 2012-1” (herein called the “Certificate” or “Certificates”).  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

Under the Trust Agreement, there shall be distributed on the maturity date specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, the face amount of this certificate from Available Amounts received in respect of the Underlying Securities to be distributed to Certificateholders on such Distribution Date.

The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement.

It is the intent of the Depositor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Depositor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

Dated:  [____], 2012

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2017 Zero Coupon Certificates, Series 2012-1 described in the Trust Agreement referred to herein.

THE BANK OF NEW YORK MELLON not in its individual capacity but solely as Trustee,

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) ______________ _______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

FORM OF CLASS A-2037 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-[ ]	$[ ] CERTIFICATE FACE AMOUNT
CUSIP: 33834CAG1	[ ] CERTIFICATES
INTEREST RATE: Prior to the Class A-2037 Conversion Date, 0.0% per annum From and after Class A-2037 Conversion Date, 6.58% per annum

Class A-2037 Callable Step Up Certificates, Series 2012-1

evidencing an interest in the Trust, as defined below, the assets of which include $25,250,000 6.625% Medium Term Notes, Series D due December 1, 2037 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates.

THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1 (the “Trust”) formed by Fixed Income Client Solutions LLC, as Depositor (the “Depositor”) evidenced by Certificates in the number and the Face Amount set forth above.

The Trust was created pursuant to a Trust Agreement, dated as of June 11, 2012 (as amended and supplemented, the “Base Agreement”), between the Depositor and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”), as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Agreement, the “Trust Agreement”), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as “Class A-2037 Callable Step Up Certificates, Series 2012-1” (herein called the “Certificate” or “Certificates”).  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

Under the Trust Agreement, from and after the Class A-2037 Conversion Date specified in the Trust Agreement (the “Class A-2037 Conversion Date”) there shall be distributed on the dates specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder’s fractional undivided interest in the amount of distributions of the Underlying Securities to be distributed to Certificateholders on such Distribution Date. There shall be distributed on the maturity date specified in the Trust Agreement (a “Distribution Date”), to the person in whose name this Certificate is registered at the close of business on the related Record Date, the face amount of this certificate from Available Amounts received in respect of the Underlying Securities to be distributed to Certificateholders on such Distribution Date.

The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement[, and each Certificateholder, by accepting its Certificate, acknowledges such rights and the possibility of an early redemption of the Certificates in accordance with the terms of the Series Supplement.]

It is the intent of the Depositor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Depositor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES, SERIES 2012-1

By: The Bank of New York Mellon, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

Dated:  [___], 2012

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2037 Zero Coupon Certificates, Series 2012-1 described in the Trust Agreement referred to herein.

THE BANK OF NEW YORK MELLON not in its individual capacity but solely as Trustee,

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) ______________ _______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

EXHIBIT D

CALL WARRANT

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES

SERIES 2012-1

Call Warrant

Dated as of June 11, 2012

THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER.  THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO.  EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANTS FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES,
SERIES 2012-1

Call Warrant
50 Warrants; Each Warrant Relating to $505,000 principal amount of Underlying Securities

No. W-[__]	June 11, 2012

The Bank of New York Mellon, as warrant agent (the “Warrant Agent”) under the Warrant Agent Agreement dated as of June 11, 2012 by and among Fixed Income Client Solutions LLC (the “Depositor”), The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (the “Trustee”) and the Warrant Agent, in connection with $25,250,000 principal amount of 6.625% Medium-Term Notes, Series D due December 1, 2037 issued by Prudential Financial, Inc. (CUSIP 74432QBD6) (the “Underlying Securities”) deposited in Fixed Income Trust for Prudential Financial, Inc. Notes,

Series 2012-1 (the “Trust”), a trust created under the laws of the State of New York pursuant to a Trust Agreement, dated as of June 11, 2012 (the “Base Trust Agreement”), between the Depositor and the Trustee, as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012 (the “Series Supplement” and, together with the Base Trust Agreement, the “Trust Agreement”), between the Depositor and the Trustee, for value received, hereby certifies that [____________________] or its registered assigns, is entitled to purchase Underlying Securities of $505,000 principal amount, per each Call Warrant, on any Warrant Exercise Date (as defined below) designated by the holder of these instruments (the “Call Warrants”) at a purchase price equal to the Warrant Exercise Purchase Price (as defined below), all subject to the terms and conditions set forth below.

Certain capitalized terms used in this Call Warrant are defined in Article IV hereof; capitalized terms used but not defined herein shall have the respective meanings set forth in the Trust Agreement; references to an “Exhibit” are, unless otherwise specified, to one of the Exhibits attached to this Call Warrant and references to a “Section” are, unless otherwise specified, to one of the sections of this Call Warrant.

ARTICLE I

Exercise of Warrants

Section 1.1.Manner of Exercise.  (a)  Each of these Call Warrants may be exercised by the holder hereof (each, a “Warrantholder”), on any Warrant Exercise Date.  Each Call Warrant may be exercised in whole or in part; provided, that, for each Warrant Exercise Date, the exercising Warrantholder (or, if applicable, two or more affiliated Warrantholders) must purchase Called Underlying Securities in a minimum aggregate principal amount of $505,000 and multiples thereof.  The following conditions shall apply to any exercise of these Call Warrants:

(i)A written notice in the form of Exhibit I hereto (the “Call Notice”) specifying the number of Call Warrants being exercised and the Warrant Exercise Date shall be delivered to the Warrant Agent and the Trustee at least 10 but not greater than 60 days before such Warrant Exercise Date.

(ii)The Warrantholder shall surrender these Call Warrants to the Warrant Agent at its office specified in Section 4.3 hereof no later than 10:00 a.m. (New York City time) on such Warrant Exercise Date.

(iii)Except in connection with a Call Notice relating to a tender offer for Underlying Securities where the Underlying Securities cannot be delivered to the relevant Warrantholder due to time constraints or other restrictions relating to such tender, which shall be settled as set forth in Section 10(h) of the Series Supplement, the Warrantholder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Warrant Exercise Purchase Price for the exercised Call Warrants, no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and shall have delivered in connection with its payment, an executed subscription for the Underlying Securities in the form of Exhibit II hereto.

(iv)The Warrantholder shall have satisfied all conditions to the exercise of Call Warrants set forth in Section 8 of the Series Supplement.

Upon exercise of these Call Warrants, the Warrantholder shall be entitled to delivery of the Called Underlying Securities.  The “Called Underlying Securities” shall be Underlying Securities having a principal amount equal to $505,000 per exercised Call Warrant.

(b)The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable Warrant Exercise Purchase Price from such holder pursuant to clause (a) of this Section 1.1.  The Warrant Agent shall transfer each payment made by the holder hereof pursuant to clause (a) of this Section 1.1 to the Trustee in immediately available funds, for application pursuant to the Trust Agreement no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date (and, pending such transfer, shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

(c)A notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Warrant Exercise Purchase Price.  If, by 11:00 a.m. (New York City time) on the Warrant Exercise Date, the holder of the Call Warrant being exercised has not paid the Warrant Exercise Purchase Price (except in connection with a Call Notice relating to a tender offer for Underlying Securities that will not be delivered to the relevant Warrantholder), then such notice shall automatically expire and none of the holders of such Call Warrant, the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call Warrant.  The expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant’s right to subsequently deliver a notice which satisfies the terms of the Trust Agreement.  The Warrant Exercise Purchase Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer by the Trust pursuant to Section 10(h) of the Series Supplement.

(d)If at any time a Trust Reporting Event occurs on or after June 1, 2017, and is continuing, Warrantholders will have the right to exercise the Call Warrants so long as the Call Notice is received by the Warrant Agent prior to the liquidation or distribution of the Underlying Securities.

Section 1.2.     Transfer of Underlying Securities.  As soon as practicable after each surrender of these Call Warrants, and no later than 11:30 a.m. (New York City time) on the Warrant Exercise Date and upon satisfaction of all other requirements described in this Call Warrant, the Warrant Agent shall instruct the Trustee to cause the Called Underlying Securities represented by the number of Warrants being exercised hereunder to be registered on the book-entry system of the related depositary in the registered name or names furnished by the holder, and, in case such exercise is of less than all of these Call Warrants, new Call Warrants of like tenor, representing the remaining unexercised and outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder hereof; provided, however, that if such Call

Notice is in connection with a tender offer and the called Underlying Securities cannot be delivered to the relevant Warrantholder due to time constraints or other restrictions relating to such tender, the Warrant Agent shall instruct the Trustee to distribute to the exercising Warrantholder the excess of the tender offer proceeds over the Call Price pursuant to Section 10(h) of the Series Supplement.  The Trustee shall cause the delivery of the Called Underlying Securities to the holder or its nominee no later than 12:00 p.m. (New York City time) on the applicable Warrant Exercise Date in accordance with Section 8(e) of the Series Supplement.

Section 1.3.Cancellation and Destruction of Call Warrant.  All Call Warrants surrendered to the Warrant Agent for the purpose of exercise pursuant to Section 1.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting such transfer or exchange) shall be issued in lieu thereof.  The Warrant Agent shall destroy all cancelled Call Warrants.

Section 1.4.No Rights as Holder of Underlying Securities Conferred by Warrants.  Prior to the exercise hereof, these Call Warrants shall not entitle the holder hereof to any of the rights of a holder of the Underlying Securities, including, without limitation, the right to receive the payment of any amount on or in respect of the Underlying Securities or to enforce any of the covenants of the Trust Agreement.

ARTICLE II

Restrictions on Transfer

Section 2.1.Restrictive Legends.  These Call Warrants may not be transferred except to a transferee whom the transferor of these Call Warrants reasonably believes is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion.  In addition, each transferee shall be required to deliver to the Warrant Agent an investment letter in the form of Exhibit III hereto.

Except as otherwise permitted by this Article II, the Call Warrants (or the Call Warrants issued upon the transfer of the Call Warrants) shall be issued with a legend in substantially the following form:

“These Call Warrants have not been registered under the Securities Act of 1933, as amended and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to the exemption therefrom under such Act provided pursuant to Rule 144A thereunder.  The Call Warrants represented hereby may be transferred only in compliance with the conditions specified in these Call Warrants including the delivery of an Investment Letter in the form attached hereto.  Each  prospective transferee of these Call Warrants shall be required to represent that it is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A) and (B) acquiring the

Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion.”

Section 2.2.Notice of Proposed Transfer.  Prior to any transfer of any Call Warrant, the holder hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder’s intention to effect such transfer and to comply in all other respects with this Section 2.2.  Each transfer of Call Warrants must be for a whole number of Call Warrants.

ARTICLE III

Registration and Transfer of Call Warrants, etc.

Section 3.1.Warrant Register; Ownership of Call Warrants.  The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Warrants.  The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

Section 3.2.Transfer and Exchange of Call Warrants.  Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct.  The Call Warrants must be transferred in a minimum amount of $505,000.

Section 3.3.Replacement of Call Warrants.  Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

Section 3.4.Execution and Delivery of Call Warrants by Trustee.  The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section 1.2 or this Article III as the Warrant Agent shall request in accordance herewith.

ARTICLE IV

Definitions

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Business Day”:  As defined in the Trust Agreement.

“Call Warrant”:  As defined in the introduction to these Call Warrants.

“Called Underlying Securities”:  As defined in Section 1.1(a) hereof.

“Closing Date”:  June 11, 2012.

“Depositor”:  As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

“Depositor Order”:  As defined in the Trust Agreement.

“Person”:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Rating Agency”:  Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., and any successor thereto.

“Responsible Officer”:  As defined in the Trust Agreement.

“Securities Act”:  The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trust”:  As defined in the introduction to these Call Warrants.

“Trust Agreement”:  The Trust Agreement, dated as of June 11, 2012, between the Depositor and the Trustee, as supplemented by the Trust Agreement Supplement, Series 2012-1, dated as of June 11, 2012, between the Depositor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

“Trust Reporting Event”:  As defined in the Trust Agreement.

“Trustee”:  As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

“Warrant Agent”:  The Bank of New York Mellon, a New York banking corporation, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

“Warrant Exercise Date”:  Any Business Day on or after June 1, 2017.

“Warrant Exercise Purchase Price”:  An amount paid by the Warrantholder on each Warrant Exercise Date equal to 100% of the principal amount of the Underlying Securities being purchased pursuant to the exercise of the Call Warrants, in each case, plus accrued and unpaid interest to and including the Warrant Exercise Date.

ARTICLE V

Warrant Agent

Section 5.1.Limitation on Liability.  The Warrant Agent shall be protected against, and shall incur no, liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons; unless a court of competent jurisdiction enter in a non-appealable judgment that such liability resulted from the gross negligence or willful misconduct of the Warrant Agent.

Section 5.2.Duties of Warrant Agent.  The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each Warrantholder shall be bound:

(a)The Warrant Agent may consult with legal counsel (who may be legal counsel for the Depositor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

(b)Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

(c)      The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.

(d)The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Depositor only.

(e)The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Call Warrant; nor shall it by any act hereunder be deemed to make any representation or warranty as to the Underlying Securities to be purchased hereunder.

(f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(g)The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of these Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

(h)The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.

(i)       The Warrant Agent shall act solely as the agent of the Warrantholders hereunder.  The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into these Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof.  The Warrant Agent shall not be deemed to be a fiduciary.

(j)       The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Warrant Exercise Purchase Price or to the kind and amount of property receivable by holders of Call Warrants upon the exercise thereof.

(k)      The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

(l)The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity.  The Warrant Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with these Call Warrants.

(m)The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

Section 5.3.Change of Warrant Agent.  The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days’ notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder.  The Depositor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder.  If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent.  If an interim Warrant Agent is designated, the Depositor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent.  If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor.  Any successor to the Warrant Agent (or any parent of such successor) appointed hereunder must have long-term unsecured debt obligations that are rated in one of the four highest rating categories by the Rating Agency.  Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.  The holders of more than 50% of the outstanding Call Warrants, by an instrument delivered to the Depositor and the Warrant Agent in writing, shall have the right to object to, and  by objecting shall thereby prevent the occurrence of, any proposed action by the Depositor under this Section 5.3.

ARTICLE VI

Miscellaneous

Section 6.1.Remedies.  The remedies at law of the Warrantholder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of these Call Warrants are not and will not be adequate and, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 6.2.Limitation on Liabilities of Holder.  Nothing contained in these Call Warrants shall be construed as imposing any obligation on the holder hereof to purchase any of the Underlying Securities except in accordance with the terms hereof.

Section 6.3.Notices.  All notices and other communications under these Call Warrants shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrant, at the registered address of such holder as set forth in the register kept by the Warrant Agent, or (b) if to the Warrant Agent, to The Bank of New York Mellon, 101 Barclay Street, Floor 7 West New York, New York 10268, Attention:  Corporate Trust Department or to such other address notice of which the Warrant Agent shall have given to the holder hereof and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrant shall be effective in the manner provided in Article I.

Section 6.4.Amendment.  (1) These Call Warrants may be amended from time to time by the Depositor, the Trustee and the Warrant Agent without the consent of the holder hereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust to be treated as a corporation or publicly traded partnership taxable as a corporation under the Code, for any of the following purposes:  (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under these Call Warrants which shall not adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than The Bank of New York Mellon.

(a)Without limiting the generality of the foregoing, this Call Warrant may also be modified or amended from time to time by the Depositor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of the outstanding Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call Warrants; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing not less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without 14 days prior written notice to the Rating Agency; (ii) alter the dates on which Call Warrants are exercisable or the amounts payable upon exercise of a Call Warrant without the consent of the holders of Certificates evidencing 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates.  Notwithstanding any other provision of these Call Warrants, this Section 6.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

(b)The Warrant Agent shall notify the Rating Agency of any such proposed amendment or modification prior to the execution thereof and promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to each holder of a Certificate and to the Rating Agency.  It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

Section 6.5.Expiration.  The right to exercise these Call Warrants shall expire on the earliest to occur of (a) the cancellation hereof, (b) the termination of the Trust Agreement or (c) the liquidation, disposition or payment in full (whether by maturity, redemption or otherwise) of all of the Underlying Securities.

Section 6.6.Descriptive Headings.  The headings in these Call Warrants are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.7.Governing Law.  THIS WARRANT INSTRUMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 6.8.Judicial Proceedings; Waiver of Jury.  Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to these Call Warrants may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of these Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with these Call Warrants, subject to any rights of appeal, and (b) irrevocably waives any objection that the Trust, the Trustee or the

 Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

Section 6.9.Nonpetition Covenant; No Recourse.  Each of (i) the Warrantholder, by its acceptance hereof, and (ii) the Warrant Agent, agrees that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Depositor or entities formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trust, the Depositor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other entity.

Section 6.10.Amendments to the Trust Agreement.  The Trustee hereby agrees not to consent to any amendments to the Trust Agreement which will adversely affect the rights of the Warrantholders in a material manner without the consent of the Warrantholders.

Section 6.11.Reporting Obligations.  During any period in which the Trust is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Trustee, on behalf of the Trust, shall promptly furnish to holders of Call Warrants and prospective purchasers of Call Warrants designated by such holders, upon request of such holders or prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act of 1933, as amended, to permit compliance with Rule 144A in connection with the resale of Call Warrants; provided, however, that the Trust shall not (a) be required to provide audited financial statements of the Trust or (b) be required to furnish Rule 144A Information in connection with any request made on or after the date that is two years from the later of (i) the date such Call Warrant (or any predecessor Call Warrant) was acquired from the Trust or (ii) the date such Call Warrant (or any predecessor Call Warrant) was last acquired from an “affiliate” of the Trust within the meaning of Rule 144.

Each of (i) the holder of these Call Warrants, by its acceptance hereof, and (ii) the Warrant Agent agrees that it shall not have any recourse to the Underlying Securities.

The Bank of New York Mellon shall have no liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.

THE BANK OF NEW YORK MELLON
not in its individual capacity but solely as Trustee and Authenticating Agent

By:
Name:
Title:

THE BANK OF NEW YORK MELLON
as Warrant Agent

By:
Name:
Title:

[Signature Page to Call Warrant
(Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1)]

Exhibit I

FORM OF CALL NOTICE

To:	Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1

The Bank of New York Mellon as Trustee
101 Barclay Street, Floor 7 West
New York, New York  10268
Attention:  Corporate Trust Department

The undersigned registered holder of [__] [or if different, insert the number of unexercised warrants held by the undersigned] Call Warrants, hereby gives notice by registered or certified mail, return receipt requested or by a nationally recognized overnight courier, postage prepaid, and in accordance with the terms of the Call Warrants, hereby and irrevocably elects that it will exercise [__] [or if different, insert the number of unexercised warrants held by the undersigned to be exercised] Call Warrants on [          ], [20__] (the “Warrant Exercise Date”), such date being not less than 10 or more than 60 days prior to the date this notice is delivered to the Warrant Agent at the above address, and agrees that on or prior to the Warrant Exercise Date it will deliver payment of $[        ] therefor.  In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof.

Dated:	Signature:

Signature(s) Guaranteed:

Notice:  Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Warrant Agent, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
Notice: The signature on this notice must correspond with the name as written upon the face of the Call Warrants in every particular, without alteration or enlargement or any change whatsoever.

Exhibit I-1 to Exhibit D

Exhibit II

FORM OF SUBSCRIPTION
[To be executed only upon exercise of Call Warrants]

To:	Fixed Income Trust for Prudential Financial, Inc. Notes, Series 2012-1

The Bank of New York Mellon as Trustee
101 Barclay Street, Floor 7 West
New York, New York  10268
Attention:  Corporate Trust Department

The undersigned registered holder of _____ [Insert the number of unexercised warrants held by the undersigned] Call Warrants, having previously given notice thereof in accordance with the terms of the Call Warrants, hereby irrevocably exercises ____ [insert the number of warrants to be exercised] Call Warrant(s) for, and purchases pursuant thereto, the Called Underlying Securities receivable upon such exercise, and herewith makes payment of $505,000 per exercised Call Warrant therefor, and requests that such Called Underlying Securities be transferred to [insert information required for transfer of Called Underlying Securities].  In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section 1.1 of the Call Warrants.

Dated:	Signature:

Signature(s) Guaranteed:

Notice:  Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Warrant Agent, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
Notice: The signature on this notice must correspond with the name as written upon the face of the Call Warrants in every particular, without alteration or enlargement or any change whatsoever.

Exhibit II-1 to Exhibit D

Exhibit III

FORM OF INVESTMENT LETTER

QUALIFIED INSTITUTIONAL BUYER

Dated:  [_______________]

Fixed Income Client Solutions LLC
214 N. Tryon Street
Suite 2636
Charlotte, North Carolina  28202

Ladies and Gentlemen:

In connection with our proposed purchase of 50 of the Call Warrants dated June 11, 2012, issued with respect to $25,250,000 principal amount of 6.625% Medium-Term Notes, Series D due December 1, 2037 issued by Prudential Financial, Inc. (CUSIP 74432QBD6), (the “Call Warrants”), the investor on whose behalf the undersigned is executing this letter (the “Purchaser”) confirms that:

(1)The Purchaser has received a copy of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Depositor, concerning the terms and conditions of the Call Warrants.  The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Call Warrants.  The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Depositor or the Trustee referred to above or any of their affiliates.  The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment.  The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

(2)The Purchaser is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the Purchaser exercises sole investment discretion.  The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

Exhibit III-1 to Exhibit D

(3)The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it decides to resell, pledge or otherwise transfer the Call Warrants, such Call Warrants may be resold, pledged or transferred without registration only to an entity that has delivered to the Depositor and the Trustee a certification in the form of this letter.  The Purchaser understands that (i) any transference of the Call Warrants must be to an entity that the Purchaser reasonably believes to be a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each subsequent holder will be required to, notify any purchaser of the Call Warrants from it of the resale restrictions referred to herein.

(4)The Purchaser understands that the Call Warrants will bear a legend to the following effect, unless otherwise agreed by the Depositor and the Trustee:

“THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER.  THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO.  EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.”

(5)The Purchaser agrees that if at some time in the future it wishes to transfer or exchange the Call Warrants, it will not transfer or exchange the Call Warrants unless such transfer or exchange is in accordance with Section 3.2 of the Warrant Agent Agreement.  The Purchaser understands that any purported transfer of the Call Warrants in contravention of any of the restrictions and conditions in the Warrant Agent Agreement, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrantholder.

(6)The Purchaser understands that the Call Warrants may be transferred in minimum amounts equal to $505,000 initial amount, and in increments of $1,000 in excess thereof.

Exhibit III-2 to Exhibit D

You and the Warrant Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Name:
Title:

Registration Information:

Exhibit III-3 to Exhibit D

FORM OF ASSIGNMENT

[To be executed only upon transfer of these Call Warrants]

For value received, the undersigned registered holder of these Call Warrants hereby sells, assigns and transfers unto ______ [insert number] of the Call Warrants to purchase Underlying Securities to which these Call Warrants relate, and appoints an Attorney to make such transfer on the books of the Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

(Street Address)
(City) (State) (Zip Code)

Signed in the presence of:]

Exhibit III-4 to Exhibit D

EXHIBIT E

RELEVANT SERVICING CRITERIA

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Trustee, as applicable, shall address, at a minimum, the criteria identified below as applicable to the Trustee:

SERVICING CRITERIA
REFERENCE	CRITERIA	TRUSTEE RESPONSIBILITIES
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees

SERVICING CRITERIA
REFERENCE	CRITERIA	TRUSTEE RESPONSIBILITIES
charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within thirty (30) calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within ninety (90) calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
X

SERVICING CRITERIA
REFERENCE	CRITERIA	TRUSTEE RESPONSIBILITIES
investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Reporting Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the pool asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The Reporting Servicer’s records regarding the pool assets agree with the Reporting Servicer’s records with respect to	X

SERVICING CRITERIA
REFERENCE	CRITERIA	TRUSTEE RESPONSIBILITIES
an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within thirty (30) calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least

SERVICING CRITERIA
REFERENCE	CRITERIA	TRUSTEE RESPONSIBILITIES
thirty (30) calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Appendix A

Accretion Schedule

Accretion Amounts of Certificates
Per $1,000 Face Amount of Certificates

Class A-2013 Zero Coupon Certificates (Accretion Rate: 1.75%)

Underlying Securities Payment Date	Accretion Amount
December 2012	$991.33
June 2013	$1,000.00

Class A-2014 Zero Coupon Certificates (Accretion Rate: 2.50%)

Underlying Securities Payment Date	Accretion Amount
December 2012	$963.42
June 2013	$975.46
December 2013	$987.65
June 2014	$1,000.00

Class A-2015 Zero Coupon Certificates (Accretion Rate: 3.00%)

Underlying Securities Payment Date	Accretion Amount
December 2012	$928.26
June 2013	$942.18
December 2013	$956.32
June 2014	$970.66
December 2014	$985.22
June 2015	$1,000.00

Class A-2016 Zero Coupon Certificates (Accretion Rate: 3.25%)

Underlying Securities Payment Date	Accretion Amount
December 2012	$893.30
June 2013	$907.81
December 2013	$922.57
June 2014	$937.56
December 2014	$952.79
June 2015	$968.28
December 2015	$984.01
June 2016	$1,000.00

Class A-2017 Zero Coupon Certificates (Accretion Rate: 3.60%)

Underlying Securities Payment Date	Accretion Amount
December 2012	$851.67
June 2013	$867.00

A-1

December 2013	$882.60
June 2014	$898.49
December 2014	$914.66
June 2015	$931.13
December 2015	$947.89
June 2016	$964.95
December 2016	$982.32
June 2017	$1,000.00

Class A-2037 Callable Step Up Certificates (Accretion Rate: 5.51%)

Underlying Securities Payment Date	Accretion Amount
December 2012	$885.14
June 2013	$909.53
December 2013	$934.59
June 2014	$960.34
December 2014	$986.79
June 2015	$1,013.98
December 2015	$1,041.91
June 2016	$1,070.62
December 2016	$1,100.11
June 2017 and thereafter	$1,130.42

A-2